SCHEDULE OF PENDING ASBESTOS LITIGATION           March 31, 1998
---------------------------------------
 .    The actions set forth below in New Jersey are in the Superior Court,
     Law Division, Middlesex County.

 .    The actions set forth below in New York are in the Supreme Court, New
     York County (unless otherwise indicated).

 .    The actions set forth below in Pennsylvania are in Luzerne County,
     Court of Common Pleas.

** Various counts for unspecified damages including compensation and punitive.
*** Standard complaint as made available to the Company during October, 1989 pursuant to which 10 causes of action are alleged seeking $10,000,000 in compensatory damages and $20,000,000 in punitive damages on behalf of each plaintiff.
**** Incorporates standard complaint filed with Middlesex County Clerk in the State of New Jersey pursuant to which various counts are alleged seeking unspecified amounts of compensatory and punitive damages on behalf of each plaintiff.
***** Sets forth a standard complaint filed with the Supreme Court in all Counties within the City of New York for personal injury or wrongful death containing various causes of action including causes of action seeking $10,000,000 in compensatory damages and $10,000,000 in punitive damages on behalf of each plaintiff.

PLAINTIFFS     Number of plaintiffs is as per inception of case or as
               otherwise indicated.

DEFENDANTS     Number of defendants excludes John Does and unnamed parties.
               Certain named defendants are successors to other entities not included in the count. No representation is made as to whether the named defendants were all served or are still party to the actions as to whether additional defendants have been brought into the actions. No representation is given as to whether or not all or any of the defendants are still engaged in business, have insurance, or their ability to pay any claim judgment against them.

DAMAGES No representation is given as to whether or not complaints have been amended to reflect different claims or includes additional plaintiffs. Each action also seeks costs.

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Allen R.,  2/9/98    NY     Eastco_PR      1             77           N

Action
------
Richard Allen v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Anderson,J. 2/9/98    NY     Eastco_PR      1             77           N

Action
------
John H. Anderson v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Anisky, R. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Robert Anisky, et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Auger, B.  2/9/98    NY     Eastco_PR      2             77           N


Action
------
Bernard Auger et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bablo, E.  2/9/98    NY     Eastco_PR      1             77           N

Action
------
Edwin Bablo v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bagger, J. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Bagger, et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Balint, J. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Balint, et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ballard, C. 2/9/98    NY     Eastco_PR      1             77           N

Action
------
Claude Ballard v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ballard, W. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Wilfred Ballard v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bess, C.,  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Carl R. Bess, et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case         Date     State   Company    Plaintiffs    Defendants    Answer
----         ----     -----   -------    ----------    ----------    ------
Billings, R. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Raymond Billings, et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case         Date     State   Company    Plaintiffs    Defendants    Answer
----         ----     -----   -------    ----------    ----------    ------
Blampied, W. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Walter Blampied, et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Blodgett, H. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Harry Blodgett, et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Borst, G.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Gordon Borst, et al. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brewer, J.  2/9/98    NY     Eastco_PR      1             77           N

Action
------
Joseph Brewer v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brewer T.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Theodore Brewer, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brimmer, B. 2/9/98    NY     Eastco_PR      2             77           N


Action
------
Bruce Brimmer, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brischler,G.2/9/98    NY     Eastco_PR      2             77           N

Action
------
George Brischler, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brooks, J.  2/9/98    NY     Eastco_PR      1             77           N

Action
------
Junia Brooks v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brostko, E.2/9/98    NY     Eastco_PR      2             77           N

Action
------
Emil Brostko, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brown, Val  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Valjean Brown, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brundage,R. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Raymond Brundage, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bucklen, C. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Charles Bucklen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Buckley, H  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Henry Buckley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bushelon, M 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Matthew Bushelon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Butterworth 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Rosewell Butterworth, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Canino, R.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Ralph Canino, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Canter, K.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Kevin Canter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Carapella  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Gene Carapella, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cassillo, J.2/9/98    NY     Eastco_PR      2             77           N



Action
------
Joseph Cassillo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cerassaro   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Orlando Cerasaro, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Challenger  2/9/98    NY     Eastco_PR      1             77           N

Action
------
Caroline Challenber v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cleveland   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Edward Cleveland, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cline, V.   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Vance Cline, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Colegrove   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Leroy Colegrove, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Conlin, J.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
James Conlin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Conmy, J.   2/9/98    NY     Eastco_PR      2             77           N

Action
------
James Conmy, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cook, R.    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Robert Cook, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Crabtree, F.2/9/98    NY     Eastco_PR      2            77           N

Action
------
Fred Crabtree, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Craig, J.   2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Craig, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Crane, K    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Keith Crane, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cruger, T.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Thomas Cruger, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cusack, J.  2/9/98    NY     Eastco_PR      2             77           N



Action
------
John T. Cusack, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cusick, R.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Robert H. Cusick, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dabreau R.  2/9/98    NY     Eastco_PR      1             77           N

Action
------
Richard Dabreau v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Davidson, J 2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Davidson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dayton, D.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Dale Dayton, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
DeLapi, N.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Nicholas S. DeLapi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Demino, P.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Philip Demino, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Desaussure, I 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Isaiah Desassure, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dibble, J.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Dibble, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
DiFrancesco 2/9/98    NY     Eastco_PR      2             77           N

Action
------
John DiFrancesco, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Donley, K.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Kenneth Donley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dougherty   2/9/98    NY     Eastco_PR      1             77           N

Action
------
Robert Dougherty v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
East, W.    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Willie East, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Fichera, S. 2/9/98    NY     Eastco_PR      2             77           N



Action
------
Salvatore Fichera, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Finnerty, F.2/9/98    NY     Eastco_PR      2             77           N

Action
------
Francis Finnerty, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Flamio, M.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Matteo Flamio, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Flowers, D. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Donald Flowers, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Fraleigh, G.2/9/98    NY     Eastco_PR      2             77           N

Action
------
Gerald Fraleigh, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Freeman, R. 2/9/98    NY     Eastco_PR      1             77           N

Action
------
Richard Freeman v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Funkhouser  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Robert P. Funkhouser, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Garvin, J.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Garvin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Germiller,  2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Germillern, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gordon, J.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Gordon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gregory, E. 2/9/98    NY     Eastco_PR      1             77           N

Action
------
Ernest Gregory v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hahn, G.    2/9/98    NY     Eastco_PR      2             77           N

Action
------
George Hahn, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hannigan, R.2/9/98    NY     Eastco_PR      2             77           N

Action
------
Richard Hannigan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hanson, K   2/9/98    NY     Eastco_PR      2             77           N



Action
------
Kenneth Hanson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Harden, L.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Lloyd Harden, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Harley, T.  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Thomas Harley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hayhurst, R.2/9/98    NY     Eastco_PR      1             77           N

Action
------
Robert E. Hayhurst v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hill, R.    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Robert Hill, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hornbeck, A 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Albert Hornbeck, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Husted, R   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Richard Husted, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Johnson, A  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Alonzo Johnson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Johnston, G 2/9/98    NY     Eastco_PR      2             77           N

Action
------
George Johnston, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kaney, D.   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Dennis Kaney, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Keeley, R   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Robert Keeley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kelly, F    2/9/98    NY     Eastco_PR      1             77           N

Action
------
Frederick Kelly v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Klimek, M   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Michael Klimek, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Koeppel, R  2/9/98    NY     Eastco_PR      2             77           N



Action
------
Richard Koeppel, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kubit, D.   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Daniel J. Kubit, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kuhn, K     2/9/98    NY     Eastco_PR      2             77           N

Action
------
Kenneth Kuhn, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Laplante, J 2/9/98    NY     Eastco_PR      1             77           N

Action
------
John Laplante v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lee, M      2/9/98    NY     Eastco_PR      1             77           N

Action
------
Michael Lee v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Leonard, R  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Richard Leonard, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lex, H      2/9/98    NY     Eastco_PR      2             77           N

Action
------
Heary Lex, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Luce, W     2/9/98    NY     Eastco_PR      2             77           N

Action
------
Wilson Luce, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lunderman, C2/9/98    NY     Eastco_PR      2             77           N

Action
------
Carl Lunderman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Malenich, J 2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Malenich, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Marchasin, G 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Gerald Marchasin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Marshak, S  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Seymour Marshak, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Marshall, W 2/9/98    NY     Eastco_PR      2             77           N

Action
------
William Marshall, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Masterson, F 2/9/98    NY     Eastco_PR      2             77           N



Action
------
Francis Masterson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Masterson, R 2/9/98    NY     Eastco_PR      1             77           N

Action
------
Robert E. Masterson v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Mastrella,R 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Rocco Mastrella, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Materese, J 2/9/98    NY     Eastco_PR      2             77           N


Action
------
Joseph Materese, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
McAndrew, C 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Charles B. McAndrew, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
McGlone, R. 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Raymond McGlone, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Mendrysa, B 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Bernard Mendrysa, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Mendrysa, G 2/9/98    NY     Eastco_PR      1             77           N

Action
------
Gerald Mendrysa v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Milano, C   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Ciro Milano, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Milevoj, S  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Silvano Milevoj, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Miro, D    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Daniel Mirro, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Moss, J     2/9/98    NY     Eastco_PR      2             77           N

Action
------
John E. Moss, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Myers, J    2/9/98    NY     Eastco_PR      2             77           N

Action
------
James Myers, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Natoli, J   2/9/98    NY     Eastco_PR      2             77           N



Action
------
John Natoli, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nilsen, J   2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Nilsen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nolan, B    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Bryan Nolan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Novak, C    2/9/98    NY     Eastco_PR      1             77           N

Action
------
Charles Novak v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nuchereno   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Frank Nuchereno, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
O'Reilly, T 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Thomas O'Reilly, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Osman, J    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Osman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Osterhout   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Richard O. Osterhout, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Owens, J    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Owens, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Palmese, J  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Palmese, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Palombi, J  2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Palombi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pavlik, R   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Richard Pavlik, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Penna, C    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Charles Penna, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Petkash, G   2/9/98    NY     Eastco_PR      2             77           N



Action
------
George Petkash, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Powers, R   2/9/98    NY     Eastco_PR      2             77           N

Action
------
Richard Powers, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Quinn, J    2/9/98    NY     Eastco_PR      2             77           N

Action
------
John Quinn, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Reed, L    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Leo Reed, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Reilly, J   2/9/98    NY     Eastco_PR      1             77           N

Action
------
James Reilly, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Reynolds, J 2/9/98    NY     Eastco_PR      1             77           N

Action
------
John Reynolds v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Salisbury,J 2/9/98    NY     Eastco_PR      2             77           N

Action
------
James Salisbury, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Santora, N  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Nicholas Santora, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Schmitt, W  2/9/98    NY     Eastco_PR      1             77           N

Action
------
Walter Schmitt v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Sejersen, C 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Carl Sejersen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Shannon, R  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Robert Shannon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Smith, L    2/9/98    NY     Eastco_PR      2             77           N

Action
------
Leslie Smith, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Stafford, M 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Merrill Stafford, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Sweely, L   2/9/98    NY     Eastco_PR      2             77           N



Action
------
Leigh Sweely, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Szczitka, R 2/9/98    NY     Eastco_PR      2             77           N

Action
------
Roman Szczitka, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Valente, D  2/9/98    NY     Eastco_PR      1            77           N

Action
------
Dante Valente v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Zuckerman,  2/9/98    NY     Eastco_PR      2             77           N

Action
------
Edwin Zuckerman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Abram,      2/17/98    NY     Eastco_PR      1             75           N

Action
------
Joseph Abram v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Allen,      2/17/98    NY     Eastco_PR      2             75           N

Action
------
Warren Allen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Amato, Paul 2/17/98    NY     Eastco_PR      1             75           N

Action
------
Paul Amato v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ashford     2/17/98    NY     Eastco_PR      1            75           N

Action
------
Mauern Ashford v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Astalfa,    2/17/98    NY     Eastco_PR      2             75           N

Action
------
Albert A. Astalfa, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****
Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Baldwin,    2/17/98    NY     Eastco_PR      2             75           N

Action
------
George Baldwin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****




Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bame, David 2/17/98    NY     Eastco_PR      2             75           N

Action
------
David Bame, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****
Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Barsi, Dante2/17/98    NY     Eastco_PR      2             75           N

Action
------
Dante Barsi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Beamer, Che 2/17/98    NY     Eastco_PR      2             75           N

Action
------
Chester Beamer, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bennett,    2/17/98    NY     Eastco_PR      1             75           N



Action
------
Phillip Bennett v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Berry,    2/17/98    NY     Eastco_PR      2             75           N

Action
------
Richard Berry, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bilello,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Marilyn Bilello, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Blake,      2/17/98    NY     Eastco_PR      2             75           N

Action
------
Edward Blake, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Blattenderg 2/17/98    NY     Eastco_PR      2             77           N

Action
------
James Blattenderger, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bongiorni,  2/17/98    NY     Eastco_PR      1            75           N

Action
------
Joseph Bongiorni v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brady, John 2/17/98    NY     Eastco_PR      2             75           N

Action
------
John Joseph Brady, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brannigan,  2/17/98    NY     Eastco_PR      2             75           N

Action
------
Desmond Brannigan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Breheny,    2/17/98    NY     Eastco_PR      2             75           N

Action
------
Dennis Breheny, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Broski, Hen 2/17/98    NY     Eastco_PR      2             75           N

Action
------
Henry Broski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Buck,       2/17/98    NY     Eastco_PR      2             75           N

Action
------
Edward Buck, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Budzyn, Lou 2/17/98    NY     Eastco_PR      1             75           N

Action
------
Louis Budzyn v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bugno,      2/17/98    NY     Eastco_PR      2             75           N

Action
------
Clarence T. Bugno, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Camus, Davi 2/17/98    NY     Eastco_PR      1            75           N



Action
------
David Camus v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Canini, Fr  2/17/98    NY     Eastco_PR      2             75           N

Action
------
Frank Canini, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Carfora,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Thomas Carfora, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Carinci,    2/17/98    NY     Eastco_PR      2             75           N

Action
------
Joseph Carinci, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al



Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Carpenter,  2/17/98    NY     Eastco_PR      2             75           N

Action
------
Edward Carpenter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cehok,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Melvin Cehok, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Chernikows  2/17/98    NY     Eastco_PR      1            75           N

Action
------
Joseph Chernikowski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Chini, Mari 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Marino Chini, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Chudy,    2/17/98    NY     Eastco_PR      1             75           N

Action
------
Rudolph Chudy v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ciminello,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Frank Ciminello, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cisco       2/17/98    NY     Eastco_PR      2             77           N

Action
------
Thomas Cisco, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Clare, J    2/17/98    NY     Eastco_PR      2             77           N

Action
------
James Clare, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Clarke, G   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Gary Clarke, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Clarone,    2/17/98    NY     Eastco_PR      2             77           N



Action
------
Adriano Clarone, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Clifford,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
John Clifford, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Connolly,   2/17/98    NY     Eastco_PR      1             75           N

Action
------
William Connoly, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Costa,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Joseph E. Costa, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Coughlin,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
John Coughlin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cragnolin   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Alsace Cragnolin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Crespo, L   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Luis Crespo v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case         Date     State   Company    Plaintiffs    Defendants    Answer
----         ----     -----   -------    ----------    ----------    ------
Curtis, Rona 2/17/98    NY     Eastco_PR      2             75           N

Action
------
Ronald S. Curtis, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
D'Agostino  2/17/98    NY     Eastco_PR      1             75           N

Action
------
Henry D'Agostino v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Damiano,    2/17/98    NY     Eastco_PR      2             75           N

Action
------
Alfred Damiano, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Damstetter  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Arthur Damstetter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Davis       2/17/98    NY     Eastco_PR      2             77           N

Action
------
William Davis, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dawson, Ed  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Eddie Dawson v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Day, Wil    2/17/98    NY     Eastco_PR      2             77           N



Action
------
William L. Day, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Devine, E   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edward Devine, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dewey,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Donald Dewey, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Diana,      2/17/98    NY     Eastco_PR      1             75           N

Action
------
Anthony Diana v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
DiCesare,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Joseph D. DiCesare, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
DiCesare,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Sebastion DiCesare, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
DiGiacomo,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
John DiGiacomo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dinigro,    2/17/98    NY     Eastco_PR      1             75           N

Action
------
Joseph Dinigro v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dombrowski, 2/17/98    NY     Eastco_PR      1             75           N

Action
------
Elizabeth Dombrowski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Donahue,    2/17/98    NY     Eastco_PR      1             75           N

Action
------
Arthur Donahue v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Donson, H   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Harold Donson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Drew, H    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Howard Drew, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Driscoll,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Donald Driscoll, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dulski, St  2/17/98    NY     Eastco_PR      2             77           N


Action
------
Stanley Dulski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Durr, Phil  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Philip John Durr, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Dziechciarz 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Leo Dziechciarz, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Enders, Ch  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Charles P. Enders, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ervolino,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Alfred J. Ervolino, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Esposito,   2/17/98    NY     Eastco_PR      1             75           N

Action
------
Carl Esposito v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Falzon, A   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Anthony Falzon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Farrand,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Celia Farrand, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ferris, We  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Wenzel Ferris, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Filbert,    2/17/98    NY     Eastco_PR      1             75           N

Action
------
Raymond Filbert v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Fives, N    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Norma Fives, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ford,       2/17/98    NY     Eastco_PR      2             77           N

Action
------
Napoleon Ford, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Formisano,  2/17/98    NY     Eastco_PR      1             75           N

Action
------
Anthony Formisano v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Forrest,    2/17/98    NY     Eastco_PR      2             77           N


Action
------
Clifford Forrest, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Fortin, Ed  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edward Fortin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Fravel, D   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Dale Fravel, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Frazier,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Arthur Frazier, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Freije, N   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Nick Freije, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Frey, Wil   2/17/98    NY     Eastco_PR      2             77           N

Action
------
William Frey, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Galardo,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Peter Galardo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Garvey, G   2/17/98    NY     Eastco_PR      2             77           N

Action
------
George Garvey, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gasiewicz,  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Leonard Gasiewicz v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gaulrapp,   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Catherine Gaulrapp v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
George, W   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Wilbert George, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Giles,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert Giles, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gillen, R   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Richard Gillen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Giola,      2/17/98    NY     Eastco_PR      2             77           N


Action
------
Donald Giola, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Giruzzi,    2/17/98    NY     Eastco_PR      2             77          N

Action
------
Franklin Giruzzi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Godfrey,    2/17/98    NY     Eastco_PR      1             77           N

Action
------
Ralph Godfrey, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gordon,EDW  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edward Gordon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Grant,      2/17/98    NY     Eastco_PR     1             77           N

Action
------
George Grant, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Grant,      2/17/98    NY     Eastco_PR      1             77           N

Action
------
Herbert Grant, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Greco,Fred  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Fred Greco, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Grieco,Fran 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Frank Grieco, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Grist,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Ronald Grist, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Groves,Don  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Donald Groves, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gumb,       2/17/98    NY     Eastco_PR      1             77           N

Action
------
William Gumb,Sr. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Halstead,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Keith Halstead, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hammer,Rich 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Richard Hammer, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hanks,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Ronald Hanks, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hannot,Frank 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Francis Hannot, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hertzler,   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Harold V. Hertzler v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Holstein,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Charles Holstein, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Horan,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
William Horan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Horner,How  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Howard Horner v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Huber,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Willard Huber, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Huson,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Jacob Huson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Jagiello,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Paul Jagiello, Jr., et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Jemiolo,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edward L. Jemiolo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Jennison,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Donald L. Jennison, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Johnson,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Howard David Johnson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Jones,Elmer 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Elmer Jones, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kalinka,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Michael Kalinka,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Karas,James 2/17/98    NY     Eastco_PR      2             77           N

Action
------
James Karas, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Karpik,Norb 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Norbert Karpik, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kasmarcik,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Kenneth Kasmarcik, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kearns,Robe 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert Kearns, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Keeve,Leroy 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Leroy Keeve, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kelley,Pete 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Pete Kelley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kelly,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Thomas Kelly, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kemitch,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
John Kemitch, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kennedy,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
George Kennedy,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kircher,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Kircher,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kirwan,Patr 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Patrick Kirwan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kliszcz,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Mikolai Kliszcz, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Knowles,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Louis Knowles, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Korbel,Flor 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Florian Korbel, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Korutz,Fred 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Fred Korutz, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kowalski,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edward Kowalski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kreuter,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
George Kreuter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kritzberg,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Jerry Kritzberg, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kusczak,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Andrew Kusczak,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kuzniar,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Kuzniar,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Labby,James 2/17/98    NY     Eastco_PR      2             77           N

Action
------
James Labby, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lackner,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
John Lackner, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ladleia,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
James Ladelia, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lane,       2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edmund Lane, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Langan,Tho  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Thomas Langan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lavandier,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Amos Lavandier, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lavelle,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Thomas H. Lavelle, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lawson,Juni 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Junion C. Lawson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lee, Yong   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Yong Lee, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case           Date     State   Company    Plaintiffs    Defendants
Answer
----           ----     -----   -------    ----------    ----------    ------
Liska, Paul S. 2/17/98    NY     Eastco_PR      2             77
N

Action
------
Paul S. Liska, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Logalbo,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Nicholas Logalbo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Loughnane,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Francis Loughnane, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lynch,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edward W. Lynch, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lyon,       2/17/98    NY     Eastco_PR      2             77           N

Action
------
Marsden A. Lyon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Malave,Mich 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Michael Malave, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Maline,Fran 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Frank Maline, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Marchitelli 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Stephen Marchitelli, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Maurer,Rob  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert Maurer, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
McDonald,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert McDonald, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
McGoldrick  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Thomas A. McGoldrick, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Miller,Jose 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Miller, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Miller,Paul 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Paul Miller, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Mincone,    2/17/98    NY     Eastco_PR      1             77           N

Action
------
Dominick Mincone, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Morabito,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Lawrence F. Morabito, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Morgan, Edw 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edward John Morgan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Mornelli,   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Silvo Mornelli, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Mucica,Geor 2/17/98    NY     Eastco_PR      2             77           N

Action
------
George Mucica, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Mule,Philip 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Philip Mule, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nagler,Rob  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert Nagler, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nesbitt,    2/17/98    NY     Eastco_PR      1             77           N

Action
------
Herbert Nesbitt, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Newam,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Christie E. Newam, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nicolosi,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Nicolosi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nosworthy,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Kenneth Nosworthy, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nuss, Roy   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Roy Nuss, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
O'Connell,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Philip O'Connell, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
O'Hara,Geor 2/17/98    NY     Eastco_PR      2             77           N

Action
------
George O'Hara, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
O'Neill,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Dennis J. O'Neill, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Oberst,Ray  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Raymond Oberst, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Orlando,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Ralph Orlando, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Orsaeo,Pete 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Peter Orsaeot, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Orso,       2/17/98    NY     Eastco_PR      2             77           N

Action
------
Vincent Orso, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ott, Adam   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Adam Ott, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pandolfo,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Anthony Pandolfo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants
Answer
----          ----     -----   -------    ----------    ----------    ------
Paragi, Jose  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Joseph G. Paragi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Patrelo,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Maurice L. Patrelo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pawenski,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Stanley Pawenski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pecka,      2/17/98    NY     Eastco_PR      1             77           N

Action
------
Richard Pecka, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pecora,Phil 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Philip Pecora, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pelot,      2/17/98    NY     Eastco_PR      1             77           N

Action
------
Joseph Pelot, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Peterson,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Stephen Peterson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Petrolpol,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Michael Petrolpol, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pfersching, 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Philip Pfersching, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Piechowicz, 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Stanley Piechowicz, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case         Date     State   Company    Plaintiffs    Defendants    Answer
----         ----     -----   -------    ----------    ----------    ------
Pisiak,Cathe 2/17/98    NY     Eastco_PR      1             77           N

Action
------
Catherine Pisiak v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Poissant,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Louis Poissant, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Polignone,  2/17/98    NY     Eastco_PR      1             77           N

Action
------
John Joseph Polignone v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Przybylski, 2/17/98    NY     Eastco_PR      2             77           N

Action
------
John Przybylski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pulizzi,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Salvatore Pulizzi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Pyanowski,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert Pyanowski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Quinn,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Timothy Quinn, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Quiter,Lloy 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Lloyd Quiter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Raganese,   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Julio Raganese v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Randall,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Eugene Randall, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Reed,       2/17/98    NY     Eastco_PR      1             77           N

Action
------
Douglas Reed v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Reed,       2/17/98    NY     Eastco_PR      1             77           N

Action
------
Michael L. Reed v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Reid,Jack W 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Jack Wallace Reed, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Reiss,Harry 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Harry Reiss, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Robertson,  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Arthur Robertson v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Robertson,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Marshall E. Robertson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Roland, Tho 2/17/98    NY     Eastco_PR      1             77           N

Action
------
Thomas Roland v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Rosenblatt, 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Martin Rosenblatt, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants
Answer
----          ----     -----   -------    ----------    ----------    ------
Ross, Fred E. 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Fred E. Ross, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Rossi,Frank 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Frank Rossi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Rowan, Fred 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Fred J. Rowan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Rusay,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
William Rusay, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Rychel,Walt 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Walter Rychel, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ryder,      2/17/98    NY     Eastco_PR      1             77           N

Action
------
Richard Ryder, Jr. v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Salisbury,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
James Salisbury, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Schera,Vinc 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Vincent A. Schera, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Schick,Thom 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Thomas F. Schick, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Schwendene  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Ed Schwendenemann, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Sheehan,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Nelson Sheehan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Sherman,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Charles Sherman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Siciliano,  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Dominic Siciliano v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Sikkas,Bern 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Bernard Sikkas, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Simms,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Francis J. Simms, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Skoczylas,  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Arthur Skoczylas v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Slaght,Will 2/17/98    NY     Eastco_PR      2             77           N

Action
------
William Slaght, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Smith,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Walter Smith, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Smithling,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Allen M. Smithling, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Spera,     2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert Spera, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Spina,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Antonio Spina, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Sponz,Jack  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Jack Sponz, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Stafford,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Warren Stafford, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Stagliano,  2/17/98    NY     Eastco_PR      1             77           N

Action
------
Dominick Stagliano v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Staniewicz  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Charlie Staniewicz, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Stephens,   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Lynn Stephens v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Summa,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Anthony Summa, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Szalkowski, 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Alfred Szalkowski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Talarico,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Carmen Talarico, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Taylor,Jame 2/17/98    NY     Eastco_PR      2             77           N

Action
------
James E. Taylor, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Teeter,Robe 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert E. Teeter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Thompson,   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Eddie Thompson v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case         Date     State   Company    Plaintiffs    Defendants    Answer
----         ----     -----   -------    ----------    ----------    ------
Tilley,Percy 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Percy Tilley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Tobin,James 2/17/98    NY     Eastco_PR      2             77           N

Action
------
James Tobin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case         Date     State   Company    Plaintiffs    Defendants    Answer
----         ----     -----   -------    ----------    ----------    ------
Trella,Allen 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Allen Trella, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Troiano,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Lawrence Troiano, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Turner, Les 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Les Turner, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Tuttle,Ches 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Chester Tuttle, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ucci,       2/17/98    NY     Eastco_PR      2             77           N

Action
------
Anthony Ucci, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Uttaro,Pete 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Peter Uttaro, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Vagianos,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
John Vagianos, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Valenti,    2/17/98    NY     Eastco_PR      1             77           N

Action
------
Rosario Valenti v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Vandeusen,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Robert Vandeusen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Voelker,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
William Voelker, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Wall,Joseph 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Joseph Wall, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Walpole,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
John F. Walpole, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Walsh,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Bernard Walsh, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Walter, Ger 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Gerald Walter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Warfield,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Lyndon Warfield, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Warner,Addi 2/17/98    NY     Eastco_PR      1             77           N

Action
------
Addison Warner v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Weber,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Donald Weber, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Weinstein,  2/17/98    NY     Eastco_PR      2             77           N

Action
------
Arnold Weinstein, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Wesslock,   2/17/98    NY     Eastco_PR      1             77           N

Action
------
Ronald Wesslock, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
White,      2/17/98    NY     Eastco_PR      2             77           N

Action
------
Richard White, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Winkos,Jose 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Joseph L. Winkos, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Winston,    2/17/98    NY     Eastco_PR      1             77           N

Action
------
Willis Winston v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Wittman,    2/17/98    NY     Eastco_PR      2             77           N

Action
------
Ralph E. Wittman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Woloszyn,   2/17/98    NY     Eastco_PR      2             77           N

Action
------
Henry Woloszyn, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Wood,       2/17/98    NY     Eastco_PR      2             77           N

Action
------
Edward Wood, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Wood,       2/17/98    NY     Eastco_PR      1             77           N

Action
------
Richard Wood v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Yarborough, 2/17/98    NY     Eastco_PR      1             77           N

Action
------
Robert Yarborough v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Zeolla, Pat 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Pat Zeolla, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ziccarelli, 2/17/98    NY     Eastco_PR      2             77           N

Action
------
Jack Zickarelli, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Zwana,John  2/17/98    NY     Eastco_PR      2             77           N

Action
------
John S. Zwana, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kelly, Mary 3/5/98    NY     Eastco_PR      2             74           N

Action
------
Mary Kelly, as Executrix, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Ablondi,    3/25/98    NY     Eastco_PR      1             77           N

Action
------
Italo Ablondi v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brown,      3/25/98    NY     Eastco_PR      2             77           N

Action
------
Harold R. Brown, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Budzyn,Rich 3/25/98    NY     Eastco_PR      1             77           N

Action
------
Richard Budzyn v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Butryn,Soph 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Sophie Butryn, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Carter,Jame 3/25/98    NY     Eastco_PR      2             77           N

Action
------
James Carter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Carter,Kenn 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Kenneth F. Carter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Cleghorn,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
Walter Cleghorn, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Climenti,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
Sebastiano Climenti, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Creps,      3/25/98    NY     Eastco_PR      2             77           N

Action
------
Charles E. Creps, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Darby,      3/25/98    NY     Eastco_PR      2             77           N

Action
------
Jerome Darby, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Darchangel, 3/25/98    NY     Eastco_PR      1             77           N

Action
------
John Darchangelo v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Donzella,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
Carlo Donzella, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Earl,Robert 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Robert Earl, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Esposito,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
John Esposito, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Farley,Thom 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Thomas J. Farley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Forsythe,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
David L. Forsythe, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Giannotti,  3/25/98    NY     Eastco_PR      1             77           N

Action
------
Joseph Giannotti, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gittens,    3/25/98    NY     Eastco_PR      2             77           N

Action
------
Deborah Gittens, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Goldstein,  3/25/98    NY     Eastco_PR      2             77           N

Action
------
Shirley Goldstein, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hammesfahr  3/25/98    NY     Eastco_PR      2             77           N

Action
------
Donna Hammesfahr, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Harris,Ida  3/25/98    NY     Eastco_PR      2             77           N

Action
------
Ida Harris, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case           Date     State   Company    Plaintiffs    Defendants
Answer
----          ----     -----   -------    ----------    ----------    ------
Hieb,James P. 3/25/98    NY     Eastco_PR      2             77           N

Action
------
James P. Hieb, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Hough,      3/25/98    NY     Eastco_PR      2             77           N

Action
------
Kimberlee Hough, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Keller,Robe 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Robert Keller, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Kline,      3/25/98    NY     Eastco_PR      2             77           N

Action
------
Eugene Kline, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Lopopolo,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
Frank Lopopolo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Martillo,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
Anthony S. Martillo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
McDonald,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
John McDonald, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
McLeary,    3/25/98    NY     Eastco_PR      2             77           N

Action
------
Donald McLeary, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
McNalty,    3/25/98    NY     Eastco_PR      2             77           N

Action
------
Thomas D. McNalty, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Mecum,      3/25/98    NY     Eastco_PR      2             77           N

Action
------
Kenneth Mecum, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Micale,Anth 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Anthony Micale, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nairy,      3/25/98    NY     Eastco_PR      2             77           N

Action
------
Harold C. Nairy, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Nottis,Doug 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Douglas Nottis, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Peterson,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
Alice Peterson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case         Date     State   Company    Plaintiffs    Defendants    Answer
----         ----     -----   -------    ----------    ----------    ------
Pollina,Vito 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Vito Pollina, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Powers,Joh  3/25/98    NY     Eastco_PR      2             77           N

Action
------
John R. Powers, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Sabatino,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
Lawrence Sabatino, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case         Date     State   Company    Plaintiffs    Defendants    Answer
----         ----     -----   -------    ----------    ----------    ------
Sempier,Gail 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Gail Sempier, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Stearns,    3/25/98    NY     Eastco_PR      1             77           N

Action
------
James Stearns v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Stemmle,    3/25/98    NY     Eastco_PR      2             77           N

Action
------
Robert A. Stemmle, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Sylvester,  3/25/98    NY     Eastco_PR      2             77           N

Action
------
Frank Sylvester, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Vukov,Ante  3/25/98    NY     Eastco_PR      2             77           N

Action
------
Ante Vukov, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Wiersbicki, 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Frank Wiersbicki, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Winnie,Duan 3/25/98    NY     Eastco_PR      2             77           N

Action
------
Duane Winnie, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Wren,       3/25/98    NY     Eastco_PR      1             77           N

Action
------
Gordon Wren v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Young,Mark  3/25/98    NY     Eastco_PR      2             77           N

Action
------
Mark Young, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Youngman,   3/25/98    NY     Eastco_PR      2             77           N

Action
------
John Youngman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al

Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****